                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 5, 2003



                           CHAMPION ENTERPRISES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Michigan                          1-9751               38-2743168
-------------------------------    ------------------------    --------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)


                         2701 Cambridge Court, Suite 300
                          Auburn Hills, Michigan 48326
         --------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (248) 340-9090


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.

         On September 5, 2003, Champion Enterprises, Inc. issued a press release announcing plans to strengthen operations and enhance financial performance with the closing of four manufacturing facilities and 35 retail sales centers. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.

     (c) Exhibits.

              Exhibit
              Number
              ------

              99.1      Press Release dated September 5, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHAMPION ENTERPRISES, INC.

                                        /s/ PHYLLIS A. KNIGHT
                                        ----------------------------------
                                        Phyllis A. Knight
                                        Executive Vice President and
                                        Chief Financial Officer


Date:    September 5, 2003

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

      99.1                 Press Release dated September 5, 2003